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                            STANDARD BUILDING LEASE


This lease is entered into as of the 3rd day of July, 1996, by and between the Landlord and the Tenant hereinafter named.

ARTICLE I.   DEFINITIONS AND CERTAIN BASIC PROVISIONS

        1.1    (a)    Landlord:  Charles E. Brown

               (b)    Landlord's address: 6913 Lakewood Blvd., Dallas, Texas
                      75214

               (c)    Tenant:  Care Group, Inc. dba Care Line, Inc.

               (d) Tenant's mailing address: One Hollow Lane, Suite 110, Lake Success, New York 11042

               (e)    Tenant's trade name:  Care Line

               (f) Demised Premises: Approximately 7,010 square feet in area, being approximately 75 feet by 100 feet (measured to the exterior of outside walls and to the center of interior walls), said premises being known as 4334 Lemmon Avenue, Dallas, Texas 75234 and shown as outlined on the plan attached hereto as Exhibit A, and being a part of the Building situated upon the property described in Exhibit B attached hereto. Building shall refer to the property described in Exhibit B, together with such additions and other changes as Landlord may from time to time designate as included within the Shopping Center.

               (g) Commencement Date: whichever of the following alternatives may be appropriate (place an "X" designating the choice in the appropriate box):

                      [ ] ___________ days after the Demised Premises are "ready for tenant finish" (as defined in Exhibit "C" attached to this lease), it being Landlord's estimate that the Demised Premises will be "ready for tenant finish" on or before _____________________, 19___ ("Estimated
                            Completion Date");

                      OR

                      [X]   August 1, 1996

                      (h) Lease term: Commencing on the Commencement Date and continuing for 65 months; provided that if the Commencement Date is a date other than the first day of a calendar month, the lease term shall be said number of years and months in addition to the remainder of the calendar month following the Commencement Date.



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                      (i)   Minimum Guaranteed Rental: $ See Exhibit "C"
                            Rental Schedule per month, payable in advance.

                      (j)   Percentage Rental Rate:  N/A%.

                      (k)   Initial Common Area Maintenance Charge per month:
                            $ To be borne by Tenant.

                      (l) Initial Insurance Escrow Payment per month: $ See Page 5, Article 18.1-18.5.

                      (m) Initial Tax Escrow Payment per month: $ See Page 5, Article 18.1-18.5.

                      (n) Initial Merchant's Association Advertising per month: $ Not applicable for this lease.

                      (o) Prepaid Rental: $ -0- being rent for the ____________________ month(s) of the lease term, to be paid upon execution hereof.

                      (p) Security Deposit: $6,300.00, to be paid upon execution hereof.

                      (q) Permitted use: General office and out patient treatment facility with pharmacy.

        1.2 Each of the foregoing definitions and basic provisions shall be construed in conjunction with and limited by the references thereto in the other provisions of this lease.

ARTICLE II.    GRANTING CLAUSE

        2.1 In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from landlord, the Demised Premises as described in Section 1.1(f). TO HAVE AND TO HOLD said premises for the lease term specified in Section 1.1(h), all upon the terms and conditions set forth in this lease. Landlord further agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this lease, at all times during the continuance of this lease have peaceful and quiet possession of the Demised Premises.

ARTICLE III.   ACCEPTANCE OF DEMISED PREMISES*  (See NOTE at bottom of page)

        3.1 By occupying the Demised Premises, Tenant shall be deemed to have accepted the same and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder. Except to the extent modified by Landlord's express assumption of construction obligations, if any, in any exhibits attached to this lease, the Demised Premises are being leased on an "as is" basis. Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises and without limitation, Landlord make s no warranty as to the habitability or fitness of the Demised Premises.



--------
* NOTE: If this lease provides for construction prior to occupancy, refer to the appropriate exhibits attached hereto, in such case Article II and III above shall be deemed modified to the extent inconsistent with such exhibits.


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        3.2 If this lease is executed before the Demised Premises become vacant, or if any present tenant or occupant of the Demised Premises holds over, an Landlord cannot acquire possession of the Demised Premises prior to the Commencement Date of this lease, as above defined, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Demised Premises at such time as Landlord is able to tender the same. In such event only, Landlord hereby waives the payment of rent covering any period prior to tender of possession to Tenant hereunder.

        3.3 Landlord and tenant each agree that at the request of either they will execute and deliver a memorandum of lease or short form lease containing the basic provisions of this lease acknowledging that Tenant has accepted possession and reciting the exact Commencement Date and termination date of this lease.

ARTICLE IV.   MONTHLY PAYMENT

        4.1 Rental shall accrue hereunder from the Commencement Date, and shall be payable t Landlord at the address specified in Section 1.1(b) above.

        4.2 Tenant shall pay to Landlord minimum guaranteed rental in monthly installments in the amounts specified in Section 1.1(i) above, as may be adjusted as hereinafter stated. The first such monthly installment shall be due and payable on or before the Commencement Date, and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the hereby demised term; provided that if the Commencement Date is a date other than the first day of a calendar month, there shall be due and payable on or before such date as minimum guaranteed rental for the balance of such calendar month a sum equal to that proportion of the rent specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month.

        4.3 It is understood that the minimum guaranteed rental is payable on or before the first day of the month (in accordance with Section 4.2 above) and all without offset or deduction of any nature.

        4.4 If Tenant fails in two (2) consecutive months to make rental payments within five (5) days after due date, Landlord, in order to reduce its administrative costs, may require, by giving written notice to Tenant (and in addition to any interest accruing pursuant to Section 4.6 above, as well as any other rights and remedies accruing pursuant to Article XIX or Article XX below, or any other term, provision or covenant of this lease), that minimum guaranteed rentals are in be paid quarterly in advance instead of monthly and that all future rental payments are to be made on or before the due date by cash, cashiers check, or money order, and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of rental as provided in this lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.

ARTICLE V.   SALES REPORTS AND RECORDS



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ARTICLE VI.   COMMON AREA

        6.1 Tenant shall be responsible for the operation, management, and maintenance of the Common Area, the manner of maintenance and the expenditures therefor to be in the sole discretion of Landlord.

        6.2 In addition to rentals and other charges prescribed in this lease, Tenant shall pay the cost of maintenance of the [Parking Area] (including, among other costs, those for lighting, painting, cleaning, and policing, which may be incurred. But excluding general real estate taxes, assessments, and depreciation of Landlord's original investment ("Common Area Maintenance Costs").

ARTICLE VII.   USE AND CARE OF DEMISED PREMISES

        7.1 The Demised Premises may be used only for the purpose or purposes specified in Section 1.1(q) above, and for no other purposes without the prior written consent of Landlord. Tenant shall use in the transaction of business in the Demised Premises the trade name specified in Section 1.1(e) above and no other trade name without the prior written consent of Landlord. Tenant shall not at anytime leave the Demised Premises vacant, but shall in good faith continuously throughout the term of this lease conduct and carry on in the entire Demised Premises the type of business for which the Demised Premises are leased.

        7.2 Tenant shall not, without Landlord's prior written consent, keep anything within the Demised Premise or use the premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Demised Premises or other parts of the Shopping Center. All property kept, stored or maintained within the premises by Tenant shall be at Tenant's sole risk.

        7.3 Tenant shall not conduct within the Demised Premises or operate within the Demised Premises a commonly referred to as a "discount house". tenant shall not permit any objectionable or unpleasant odors to emanate from the premises, nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building, nor place any antenna, awning or other projection on the exterior of the Demised Premises, nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Building or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Building.

        7.4 Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall keep the Demised premises and sidewalks, service-ways and loading areas adjacent to the Demised Premises neat, clean and free from dirt or rubbish at all times, and shall store all trash and garbage within the Demised Premises, arranging for the regular pick-up of such trash and garbage at Tenant's expense. Receipt and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Building Area.

        7.5 Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and otherwise comply with all applicable laws, ordinances, and governmental regulations.


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ARTICLE VIII.   MAINTENANCE AND REPAIR OF PREMISES

        8.1 Landlord shall keep the foundation and the exterior walls (except plate glass windows, doors, door closure devices and other exterior openings, window and door frames, ceiling, molding, locks and hardware, special store fronts, lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decorations or advertising media of any type; and interior painting or other treatment of exterior walls) and roof of the demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, subtenants, licensees and concessionaires, and the provisions of the previous sentence are expressly recognized to be subject to the provisions of Article XV and XVI of this lease. In the event that the Demised Premises should become in need of repairs required to be made by landlord hereunder, Tenant shall give immediate written notice thereof to Landlord; and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after receipt by landlord of such written notice.

        8.2 Tenant shall keep the Demised Premises in good, clean and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insets, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Landlord under the provisions of Section [8.1], Article [XV] and Article [XVI]. Without limiting the coverage of the previous sentence, it is understood that Tenant's responsibilities therein include the repair and replacement of all lighting, heating, air conditioning, plumbing and other electrical , mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring, and any sewer stoppage located in, under and above the Demised Premises. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result in its stock or business by reason of such repairs; and Tenant shall pay to Landlord upon demand, as additional rent hereunder, the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Tenant in the state where the Demised Premises are located (but in no event to exceed 1 1/2% per month), such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. At the expiration of this lease, Tenant shall surrender the Demised Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord in Section [8.1], Article [XV] and Article [XVI] of this lease.

ARTICLE IX.  ALTERATIONS

        9.1 Tenant shall not make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the premises. All alterations, additions, improvements and fixtures (including, without limitation all floor coverings, lighting and heating and air conditioning equipment, but excluding Tenant's unattached, readily movable furniture, office equipment and trade fixtures) which may be made or installed by either party upon the Demised Premises shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this lease.

        9.2 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner

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as to cause a minimum of interference with other construction in progress and with the transaction of business in the Building. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements to the Demised Premises and shall not permit a mechanic's or materialman's lien to be asserted against the Demised Premises. Upon request by Landlord, Tenant shall deliver to Landlord copies of contractor's insurance satisfactory to Landlord and proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

        9.3 Tenant agrees that all venting, opening, sealing, waterproofing or any altering of the roof shall be performed by Landlord's roofing contractor at Tenant's expense and that when completed Tenant shall furnish to Landlord a certificate from landlord's roofing contractor that all such alterations approved by landlord have been completed in accordance with the plans and specifications theretofore approved by landlord.

ARTICLE X.  LANDLORD'S RIGHT OF ACCESS; USE OF ROOF

       10.1 Landlord shall have the right to enter upon the Demised Premises at anytime for the purpose of inspecting the same, or of making repairs to the Demised Premises or of making repairs, alterations or additions to adjacent premises or of showing the Demised Premises to prospective purchasers, lessors or lenders.

       10.2 Tenant will permit Landlord to place and maintain "For Rent" or "For Lease" signs on the Demised Premises during the last ninety (90) days of the lease term, it being understood that such signs shall in no way affect Tenant's obligations pursuant to Section 7.3, Section 11.1 or any other provision of this lease.

       10.3 Use of the roof above the Demised Premises is reserved to Landlord.

ARTICLE XI.  SIGNS; STOREFRONTS

       11.1 Tenant shall not, without Landlord's prior written consent (a) make any changes to the storefront or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises, excepting only dignified displays of customary type consisting of commercially printed signs for its display windows. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by Landlord for the Building from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times.

       11.2 Subject to the restrictions of Section 11.1 above, Tenant agrees to have all signage erected and/or installed and fully operative within forty-five (45) days from the execution date hereof or, if applicable, forty-five (45) days after the Demised Premises are "ready for tenant finish" as defined in Exhibit "C". The Tenant, upon vacation of the Demised Premises, or the removal or alteration of its signs for any reason, shall be responsible for the repair, painting and/or replacement of the building facia surface where such signs were attached.


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ARTICLE XII.  UTILITIES

       12.1 Landlord agrees to cause to be provided and maintained the necessary mains, conduits and other facilities necessary to supply water, gas (if deemed appropriate by Landlord), electricity, telephone service and sewerage service to the building in which the Demised Premises are located.

       12.2 Tenant shall promptly pay all charges for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Demised Premises. Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay on demand as additional rental the rates established therefor by landlord which shall not exceed the rates which would be charged for the same services if furnished directly by the local public utility companies. Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Demised Premises to the public utility, if any, furnishing such service.

       12.3 Landlord shall not be liable for any interruption whatsoever in utility services.

ARTICLE XIII.  INDEMNITY; INSURANCE

       13.1 Landlord shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense (but subject to Article [XVIII] below), causing the Building to be insured under standard fire and extended coverage insurance and liability insurance (plus whatever endorsements or special coverages Landlord, in its sole discretion, may consider appropriate), to the extent necessary to comply with Landlord's obligations pursuant to other provisions of this lease.

       13.2 Landlord shall not be liable to Tenant or to tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area unless the same are caused by the negligence or misconduct of Landlord, its agents or its employees, Tenant shall be liable for any such injuries or damages caused by the negligence or misconduct of Tenant's employees, subtenants, licensees or concessionaires or of any other person entering the Building under express or implied invitations of tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder and Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury.

       13.3 Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, causing Tenant's fixtures and contents to be insured under standard fire and extended coverage insurance and, with regard to liability insurance, insuring both Landlord and tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised Premises, or by the conditions of the Demised Premises. The limits of Tenant's liability policy or policies shall be in an amount of not less than $500,000.00 Combined Single Limit in respect of any one occurrence, and to be written by insurance companies satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least twenty (20) days prior to cancellation of such insurance. Such policies or duly executed certificates thereof will be furnished to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirements relating to insurance, such failure shall constitute an event of default hereunder. Notwithstanding any other rights

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or remedies Landlord may have for such default, and without waiving any of same, Landlord may, but shall not be obligated o, obtain such insurance and Tenant shall pay to Landlord on demand as additional rent hereunder the premium cost thereof plus interest at the maximum contractual rate (but in no event to exceed 1 1/2% per month) from the date of payment by Landlord until repaid by Tenant.

       13.4 Landlord and Tenant hereby waive any right of subrogation against the other for loss arising out of damage to or destruction of the Demised Premises or contents thereof when such loss is caused by any periods including within either party's insurance provisions, but only to the extent of the insurance proceeds received. This agreement shall be binding whether or not such damage or destruction is caused by negligence of either party or their agents, employees or visitors.

ARTICLE XIV.  NON-LIABILITY FOR CERTAIN DAMAGES

       14.1 Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to person or damage to property caused by the Demised Premises or other portions of the Building becoming out of repair or by defect or failure of any structural element of the Demised Premises or of any equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Demised Premises (except where due to landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts of omissions of other tenants of other tenants of the Building or of any other persons whomsoever, excepting only willful misconduct or gross negligence of duly authorized employees and agents of Landlord.

ARTICLE XV.  DAMAGE BY CASUALTY

       15.1 Tenant shall give immediate written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

       15.2 In the event that the Demised Premises shall be damaged or destroyed by fire or other casualty insured under standard fire and extended coverage insurance and Landlord does not elect to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense (to the extent that insurance proceeds are reasonably available for application to such costs and expenses provided that Tenant shall reimburse Landlord for any such costs and expenses for which Tenant may be liable, pursuant to Article [XIII] above or otherwise) to rebuild and repair the Demised Premises. In the event (a) the building in which the Demised Premises are located shall be destroyed or substantially damaged by a casualty not covered by Landlord's insurance or (b) such building shall be destroyed or rendered untenantable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by landlord's insurance, or (c) the holder of a mortgage, deed of trust or other lien on the Demised Premises at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all of part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, then Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Demised Premises. Landlord shall give written notice to Tenant of such election within sixty (60) days after the occurrence of such casualty and if it elects to rebuild and repair shall proceed to do so with reasonable diligence and at its sole cost and expense.


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       15.3 Landlord's obligation to rebuild and repair under this Article
[XV] shall in any event be limited to restoring (a) the Demised Premises to substantially __________ the condition in which the same existed prior to such casualty, exclusive of any alterations, additions, improvements, fixtures and equipment installed [by] Tenant, or, if applicable, (b) Landlord's Work, as described in Exhibit D, to substantially the same condition in which the same existed prior to the casualty. Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant or, if an Exhibit D is attached hereto, all items of Tenant's Work as described in Exhibit D, as the case may be.

       15.4 Tenant agrees that during any period of reconstruction or repair of the Demised Premises it will continue the operation of its business within the Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Landlord's repairs are completed, the minimum guaranteed rental shall be reduced to such extent as may be fair and reasonable under the circumstances; however, there shall be no abatement of the percentage rental and other charges provided for herein.

ARTICLE XVI.  EMINENT DOMAIN

       16.1 If more than thirty percent (30%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.

       16.2 If less than thirty percent (30%) of the floor area of the Demised Premises should be taken as aforesaid, this lease shall not terminate; however, the minimum guaranteed rental (but not percentage rental) payable hereunder during the unexpired portion of this lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alteration to the remaining premises or, if an Exhibit D is attached hereto, all necessary repairs or alterations within the scope of Landlord's Work as described in Exhibit D, as the case may be, required to make the remaining portions of the Demised Premises an architectural whole.

       16.3 If any part of the Common Area should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the Shopping Center shall be less than seventy percent (70%) of the area of the Common Area immediately prior to the taking. Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

       16.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord, provided,however, Landlord shall have no interest in any award made by Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items if made to Tenant.


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ARTICLE XVII.  ASSIGNMENT AND SUBLETTING

       17.1 Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Demised Premises without the prior written consent of Landlord, which shall not be unreasonably withheld. In determining whether or not to grant its consent, Landlord may take into consideration several factors, including, but not limited to: the reputation and net worth of the proposed transferee and the current market conditions (including market rentals). Consent by the Landlord to one or more assignments or subletting shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings.

       17.2 If Tenant is a corporation, partnership or other entity and if at any time during the primary term of this lease or any renewal or extension thereof, the person or persons who own a majority of either the outstanding voting rights or the outstanding ownership interest of Tenant at the time of the execution of this lease cease to own a majority of such voting rights or ownership interests (except as the result of transfers by devise or descent), the loss of a majority of such voting rights or ownership interests shall be deemed an assignment of this lease by Tenant and therefore subject in all respects to the provisions of Section 17.1 above. The previous sentence shall not apply,however, if at the time of the execution of this lease the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market.

       17.3 Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Tenant's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this lease, or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under this lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in any event of assignment or subletting it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind, and upon election by landlord such rentals shall be paid directly to Landlord as specified in Section 4.2 of this lease (to be applied as a credit and offset to Tenant's rental obligations).

       17.4 Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Demised Premises.

       17.5 In the event of the transfer and assignment by Landlord of its interest in this lease and in the building containing the Demised Premises to a person expressly assuming Landlord's obligations under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and landlord shall thereby be discharged of any further obligations relating thereto.

ARTICLE XVIII.  TAXES, INSURANCE

       18.1 Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

       18.2 As provided in Section 18.4, Tenant shall pay or cause to be paid all its pro rata share of increases in general real estate taxes, general and special assessment, levied against the Building for each real estate tax year. Tenant shall pay to Landlord upon demand, and in addition to the rentals and other charges prescribed in this lease, its share of general taxes attributable to the Demised Premises.

       18.3 As provided in Section 18.4, Tenant shall pay its pro rata share during the primary term of this lease or any renewal or extension thereof the [increased] premiums for liability insurance, fire and extended coverage insurance, or both, carried by Landlord covering the Building (hereinafter referred to as the "insurance premiums"). Tenant shall pay to Landlord upon demand, and in addition to the rentals and other charges prescribed int his lease, all of its pro rata share of the insurance premiums attributable to the Demised Premises.

       18.4 During each month of the term of this lease, Tenant shall make monthly Escrow Payments to Landlord qual to one-twelfth (1/12) of its proportionate share of the increases in general taxes and insurance premiums which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by him with Landlord under this Article XVIII, Section [18.4] to pay the increases in general taxes and insurance premiums. Each Tax Escrow Payment and insurance Escrow Payment shall be due and payable at the same time and in the same manner as the time and manner of the payment of minimum guaranteed rental as provided herein. The amount of the initial tax Escrow Payment will be that amount set out in Article I, Section [1.1(m)] above and the amount of the initial Insurance upon Tenant's proportionate share of the estimated general taxes and insurance premiums for the year in question, and the monthly Tax Escrow Payment and Insurance Escrow Payment are subject to increase or decrease as determined by Landlord to reflect an accurate escrow of Tenant's estimated proportionate share of general taxes and insurance premiums. The Tax Escrow Payment and the Insurance Escrow Payment accounts of Tenant shall be reconciled annually. If the Tenant's total Tax Escrow Payments or Insurance Escrow Payments are less than Tenant's actual pro rata share of the increases in general taxes or insurance premiums, as applicable, Tenant shall pay to Landlord upon demand the difference; if the total Tax Escrow Payments or Insurance Escrow Payments are more than Tenant's actual pro rata share of the increases in general taxes or insurance premiums, as applicable, Landlord shall retain any such excess and credit it to the appropriate Escrow Payment account.

       18.5 If at any time during the primary term of this lease or any renewal or extension thereof a tax or excise on rents, or other tax however described (except any franchise, estate, inheritance, capital stock,income or excess profits tax imposed upon Landlord) is levied or assessed against Landlord by any lawful taxing authority on account of Landlord's interest in this lease or the rents or other charges reserved hereunder, as a substitute in whole or in party, or in addition to the general taxes described in

Section [18.2] above, Tenant agrees to pay to Landlord upon demand, and in addition to the rentals and other charges prescribed in this lease, the amount of such tax or excise. In the event such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

       18.6 It is understood, notwithstanding anything contained herein to the contrary, Tenant is to pay in accordance with the foregoing on the increases in general insurance and taxes over the Base Year of 1991.

ARTICLE XIX.  DEFAULT BY TENANT AND REMEDIES

       19.1 The following events shall be deemed to be events of default by Tenant under this lease:

       (1) Tenant shall fail to pay any installment of rent or any other obligations hereunder involving the payment of money and such failure shall continue for a period of five (5) days after the date due.

       (2) Tenant shall fail to comply with nay term, provision or covenant of this lease, or any amendment, addendum or exhibit hereto, other than as described in subsection (1) above, and shall not cure such failure within ten (10) days after written notice thereof to Tenant; provided, however, that Landlord shall ________ be obligated to ! Tenant such written notice of default or failure only a maximum of two (2) times during any calendar year, and, in the event of more than two (2) such defaults by Tenant during any calendar year, the next default shall be an automatic default hereunder without any further obligations on the part of Landlord to provide notice thereof.

       (3) Tenant or any guarantor of Tenant's obligations under this lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

       (4) Tenant or any guarantor of Tenant's obligations under this lease shall file a petition under any section or chapter of the National Bankruptcy [Code] as amended, or under any similar law or statute of the United State or any State thereof, or an order for relief relating to Tenant or any guarantor of Tenant's obligations under this lease is granted in proceedings filed against Tenant or any guarantor of Tenant's obligation sunder this lease thereunder.

       (5) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this lease.

       (6) Tenant shall desert or vacate or shall commence to desert or vacate the Demised Premises or any substantial portion of the Demised Premises or shall remove or attempt to remove, without the prior written consent of Landlord, all or a substantial value of Tenant's goods, wares, equipment, fixtures, furniture, or other personal property.

       (7) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises.

Upon the occurrence of any such events of default, Landlord shall have the option to pursue the following remedies:

               A. Without any notice or demand whatsoever, Landlord may take any one or more of the actions permissible at law to insure performance by Tenant of tenant's covenants and obligations under this lease. In this regard, it is agreed that if Tenant deserts or vacates the Demised Premises, Landlord may enter upon and take possession of such premises in order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this lease, without any obligation to relet, but that if Landlord does, at its sole discretion, elect to relet the Demised Premises, such action by Landlord shall not be deemed as an acceptance of Tenant's surrender of the Demised Premises unless Landlord expressly notifies Tenant of such acceptance in writing pursuant to subsection B of this Section [19.1], Tenant hereby acknowledges that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agreeing to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this lease and that actually collected by Landlord. It is further agreed in this regard that in the event of any default in subsection (2) of this Section [19.1], Landlord shall have the right to enter upon the Demised Premises by force if necessary without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

               B. Landlord may, without waiving any right to collect the monthly rentals and other charges due and to be due under this lease, terminate the lease by written notice to Tenant, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent (including any interest which has accrued pursuant to Section 4.6 of this lease), enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of a termination effected pursuant to this subsection B, said loss and damage to be determined by either of the following alternative measures of damage:

                      (i) Until Landlord is able, through reasonable efforts, the nature of which efforts shall be at the sole discretion of Landlord, to relet the Demised Premises, Tenant shall pay to Landlord on or before the first day of each calendar monthly, the monthly rentals and other charges provided in this lease. After the Demised Premises have been relet by landlord, Tenant shall pay to Landlord on the 20th day of each calendar month the difference between the monthly rentals and other charges provided in this lease for the preceding calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect any deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month, in excess of the monthly rentals and other charges provided in this lease shall be credited to Tenant in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less than the monthly rentals and other charges provided in this lease; but Tenant shall have no right to such excess other than the above described credit.

                      (ii) When Landlord desires, Landlord may demand a final settlement. Upon demand for a final settlement, Landlord shall have a right _________ and Tenant hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this lease for the remainder of the term and the reasonable rental value of the Demised Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest which is allowable by law, in the state designated by Section 27.10 of this lease, when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of six per cent (6%) per annum).

If Landlord elects to exercise the remedy prescribed in subsection A above, this election shall in no way prejudice Landlord's right at any time thereafter to cancel said election in favor of the remedy prescribed in subsection B above, provided that at the time of such cancellation Tenant is still in default. Similarly, if Landlord elects to compute damages in the manner prescribed in subsection B(i) above, this election shall in no way prejudice Landlord's right at any time thereafter to demand a final settlement in accordance with subsection B(ii) above. Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this lease and any other remedies provided by law. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

       19.2 It is further agreed that, in addition to payments required pursuant to subsections A and B of Section 19.1 above, Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including among other expenses, any increase in insurance premiums caused by the vacancy of the Demised Premises), all expenses incurred by Landlord in reletting (including among other expenses, repairs, remodeling, replacements, advertisements, brokerage fees), all concessions granted to a new tenant upon reletting (including among other concessions, renewal options), all losses incurred by Landlord as a direct or indirect result of Tenant's default (including among other losses any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the Shopping Center) and a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law.

       19.3 Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other.

       19.4 If on account of any breach or default by Tenant in its obligations hereunder, Landlord shall employ an attorney to present, enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees incurred by Landlord in such connection.

       19.5 Landlord hereby acknowledges receipt from Tenant of the sum stated in Section 1.1(o) above, to be applied to the first accruing installments of rent, and Landlord further acknowledges receipt from Tenant of the sum stated in Section [1.1(p)] above to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease, it being expressly understood that such deposit may be co-mingled with Landlord's other funds and is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease (subject to the provisions of Section 17.5 above.

ARTICLE XX.  LANDLORD'S LIEN

       20.1 IN ADDITION TO THE STATUTORY LANDLORD'S LIEN, LANDLORD SHALL HAVE AT ALL TIMES A VALID SECURITY INTEREST TO SECURE PAYMENT OF ALL RENTALS AND OTHER SUMS OF MONEY BECOMING DUE HEREUNDER FROM TENANT, AND TO SECURE PAYMENT OF ANY DAMAGES OR LOSS WHICH LANDLORD MAY SUFFER BY REASON OF THE BREACH BY TENANT OF ANY COVENANT, AGREEMENT OR CONDITION CONTAINED HEREIN, UPON ALL GOODS, WARES, EQUIPMENT, FIXTURES, FURNITURE, IMPROVEMENTS AND OTHER PERSONAL PROPERTY OF TENANT PRESENTLY, OR WHICH MAY HEREAFTER BE, SITUATED ON THE DEMISED PREMISES, AND ALL PROCEEDS THEREFROM, AND SUCH PROPERTY SHALL NOT BE REMOVED WITHOUT THE CONSENT OF LANDLORD UNTIL ALL ARREARAGES IN RENT AS WELL AS ANY AND ALL OTHER SUMS OF MONEY THEN DUE TO LANDLORD OR TO BECOME DUE TO LANDLORD HEREUNDER SHALL FIRST HAVE BEEN PAID AND DISCHARGED AND ALL THE COVENANTS, AGREEMENTS AND CONDITIONS HEREOF HAVE BEEN FULLY COMPLIED WITH AND PERFORMED BY TENANT. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Demised Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this lease at least seven (7) days before the time of sale. Any sale made pursuant to the provision of this paragraph shall be deemed to have been a public sale conducted in commercially reasonable manner if held in the Demised Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; the Tenant shall pay any deficiencies forthwith. Upon the request by landlord,

Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state in which the property is located, as well s any other state the laws of which Landlord may at any time consider to applicable. Tenant agrees that Landlord may file a copy of this lease as a financing statement.

ARTICLE XXI.  HOLDING OVER

       21.1 In the event Tenant remains in possession of the Demised Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying the Demised Premises as a tenant from month to month at a rental equal to the rental (including any percentage rental) herein provided plus fifty percent (50%) of such amount and otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month to month tenancy. Notwithstanding the foregoing, in no event shall Tenant be allowed to holdover in the Demised Premises without the prior written consent of Landlord.

ARTICLE XXII.  SUBORDINATION

       22.1 Tenant accepts this lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Demised Premises or the Building as a whole, and to any renewals and extensions thereof. Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this lease provided, however, notwithstanding that this lease may be (or made to be) superior to mortgage, deed of trust or other lien, the provisions of mortgage, deed of trust or other lien relative to the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or arising from insurance payable by reason of damage to or usage thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this lease to any mortgage, deed of trust or other lien hereafter placed upon the Demised Premises or the Building as a whole, and Tenant agrees upon demand to execute such further instruments subordinating this lease as Landlord may request; provided, however, that upon Tenant's written request and notice to Landlord, Landlord shall use good faith efforts to obtain from any such mortgagee a written agreement that the rights of Tenant shall remain in full force and effect during the term of this lease so long as Tenant shall continue to recognize and perform all of the covenants and conditions of this lease.

       22.2 At any time when the holder of an outstanding mortgage, deed of trust or other lien covering Landlord's interest in the Demised Premises has given Tenant written notice of its interest in this lease, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of rust or other lien shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

ARTICLE XXIII.  DIRECTION OF TENANT'S ENERGIES

       23.1 Tenant acknowledges that Tenant's monetary contribution to Landlord, in the form of rentals and Tenant's general contribution to commerce within the Building (also important in Landlord's determination to execute this lease with Tenant), will be substantially reduced if during the term of this lease, either Tenant or any person, firm or corporation, directly or indirectly controlling, controlled by or under common control with Tenant shall directly or indirectly operate, manage, conduct or have any interest in any establishment within commercial proximity of the Building. Accordingly, Tenant agrees that during the term of this lease neither Tenant nor any person, firm or corporation, directly or indirectly controlling, controlled by or under common control with Tenant (and also, in the event Tenant is a corporation, if any officer or director thereof of shareholder owning more than ten percent (10%) of the outstanding stock thereof, or parent, subsidiary or related or affiliated corporation) shall directly or indirectly operate, manage, conduct or have any interest in any commercial establishment within three (3) miles of the Building, which Tenant acknowledges is a reasonable area for the purpose of this provision, except that any such commercial establishment existing at the date of this lease may continue to be operated, managed, conducted and owned in the same manner as on the date of this lease, provided there is no change in the size or trade name of such commercial establishment.

XXIV.  NOTICES

       24.1 Wherever any notice is required or permitted hereunder such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee or, if earlier and regardless of whether actually received or not, when deposited in the United States Mail, Postage Prepaid, Certified Mail, Return Receipt Requested, addressed to the parties hereto at the respective addresses set out in Section 1.1 above (or at Landlord's option, to Tenant at the Demised Premises), or at such other addresses as they have theretofore specified by written notice.

       24.2 If and when included within the term "Landlord" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address for the receipt of notices and payments to the Landlord, if and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange amongst themselves for their joint execution of such a notice specifying some individual at some specified address for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice of payment. In addition, Tenant agrees that notices from Landlord may be given by landlord's attorney, property manager or other agent.

ARTICLE XXV.  COMPLIANCE WITH REGULATIONS

       25.1 Landlord and Tenant acknowledge that there are in effect federal, state, county and municipal laws, orders, rules, directives and regulations, together with rules or regulations which may be promulgated by Landlord from time to time (collectively referred to hereinafter as the "Regulations") and that additional Regulations may hereafter be enacted or go into effect, relating to or affecting the Demised Premises or the Building, and concerning the impact on the environment of construction, land use, maintenance and operation of structures, and conduct of business. Tenant agrees to comply, and to cause all Tenant's employees, agents, subtenants, licensees, concessionaires, guests and invitees to comply with any and all such Regulations. Subject to the express rights granted to Tenant under the terms of this lease, Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment, or do anything to permit anything to be done that would violate nay of said laws, or regulations, or guidelines. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Building or the Demised Premises pursuant to said Regulations or any charges imposed upon customers or other invitees pursuant to same.

       25.2 If by reason of any federal, state, county or municipal law, order, rule, directive or regulation (collectively referred to hereinafter as the "Regulations"), the payment to, or collection by, Landlord of any rental or other charge (collectively referred to hereinafter as "Lease Payments") payable by Tenant to Landlord pursuant to the provisions of this lease is in excess of the amount (the "Maximum Charge") permitted therefor by the Regulations, then Tenant, during the period (the "Freeze Period") when the Regulations shall be in force and effect shall not be required to pay, nor shall Landlord be permitted to collect, any sum in excess of the Maximum Charge. Upon the earlier of (i) the expiration of the Freeze Period, or (ii) the issuance of a final order or judgment prescribed by law, and commencing with the first day of the month immediately following, shall pay to Landlord as additional rental, in equal monthly installments during the balance of the term of this lease, a sum equal to the cumulative difference between the Maximum Charges and the Lease payments during the Freeze Period. If any provisions of this section, or the application thereof, shall to any extent be declared to be invalid and unenforceable, the same shall not be deemed to affect any of the other provisions of this section or of this lease, all of which shall be deemed valid and enforceable to the fullest extent permitted by law.

ARTICLE XXVI.  MISCELLANEOUS

       26.1 Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

       26.2 Tenant shall not for any reason withhold or reduce Tenant's required payments of rentals and other charges provided in this lease, it being agreed that the obligations of Landlord hereunder are independent of Tenant's obligations except as may be otherwise expressly provided. In this regard it is specifically understood and agreed that in the event Landlord commences any proceedings against Tenant for non-payment of rentals or any other sum due and payable by Tenant hereunder, Tenant will not interpose therein any counterclaim or other claim against landlord of whatever nature or description in any such proceedings, and in the event that Tenant interposes therein any such counterclaim or other claim against Landlord in any such proceedings, Landlord and Tenant stipulate and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of such counterclaim or any other claim asserted by Tenant.

       26.3 The liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Demised premises; and Landlord shall not be personally liable for any deficiency, except that Landlord shall, subject to the provisions of Section 17.5 hereof, remain personally liable to account to Tenant for any security deposited hereunder. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord.

       26.4 If any provision of term of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions and terms of this lease shall not be affected thereby.

       26.5 One or more waivers of any covenant, term or condition of this lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waiver or render unnecessary consent to or approval of any subsequent similar act.

       26.6 Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

       26.7 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord, within five (5) days after demand therefore, a statement in Landlord's form certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified).

       26.8 The laws of the State in which the Demised Premises are located shall govern the interpretation, validity, performance and enforcement of this lease. If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

       26.9 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

       26.10 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

       26.11 The terms, provisions and covenants contained in this lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

       26.12 This lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

       26.13 LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING, INFORMATION, REPRESENTATION OR PROMISE OF THE OTHER, OR AN AGENT OR BROKER, IF ANY, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS LEASE.

       26.14 Because the Demised Premises are on the open market and are presently being shown, this lease shall be treated as an offer by Tenant subject to nonacceptance by Landlord, and this lease shall not be valid or binding on Landlord unless and until accepted by Landlord in writing and a fully executed copy is delivered to both parties hereto.

       26.15 Tenant warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this lease other than Landlord's broker, if any. In the event any agent or


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



broker other than Landlord's broker, if any, shall make a claim for a commission or fee, Tenant shall b responsible for payment thereof and hereby agrees to indemnify and hold harmless from such claim for commission or fee.

       26.16 With the exception of Section 6.1, in the event any provision of an exhibit or other page attached hereto shall be inconsistent with a provision in the body of this lease, the provision as set forth in the exhibit shall be deemed to control.

ARTICLE XXVII.  OCCUPANCY

       27.1 If this lease provides for construction prior to occupancy, Landlord shall be entitled to designate other space comparable to the Demised Premises for occupancy by the Tenant prior to the Commencement Date. Further, Landlord shall be entitled to relocate the Demised Premises to a comparable location in the Building after occupancy by Tenant provided that Landlord pays the costs and expenses of moving Tenant's goods and inventory.

       27.2 Notwithstanding anything to the contrary contained herein, when the word "Shopping Center" is used, it is meant to be "Building".

       27.3 The liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Demised Premises; and Landlord shall not be personally liable for any deficiency, except that Landlord shall, subject to the provisions of Section 17.5 hereof, remain personally liable to account to Tenant for any security deposited hereunder. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder, which do not involve the personal liability of Landlord.

       27.4 If any provision or term of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions and terms of this lease shall not be affected thereby.

       27.5 One or more waivers of any covenant, term or condition of this lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waiver or render unnecessary consent to or approval of any subsequent similar act.

       27.6 Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

       27.7 Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord, within five (5) days after demand therefore, a statement in Landlord's form certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified).

       27.8    Intentionally left blank.


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



       27.9    Intentionally left blank.

       27.10 The laws of the State in which the Demised Premises are located shall govern the interpretation, validity, performance and enforcement of this lease. If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

       27.11 The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

       27.12 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

       27.13 The terms, provisions and covenants contained in this lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

       27.14 This lease contains the entire agreement between the parties, and no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

       27.15 LANDLORD AND TENANT HEREBY ACKNOWLEDGE THAT THEY ARE NOT RELYING UPON ANY BROCHURE, RENDERING INFORMATION, REPRESENTATION OR PROMISE OF THE OTHER, OR AN AGENT OR BROKER, IF ANY, EXCEPT AS MAY BE EXPRESSLY SET FORTH IN THIS LEASE.

27.16 Because the Demised Premises are on the open market and are presently being shown, this lease shall be treated as an offer by Tenant subject to nonacceptance by Landlord, and this lease shall not be valid or binding on Landlord unless and until accepted by Landlord in writing and a fully executed copy is delivered to both parties hereto.

       27.17 Tenant warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this lease other than Landlord's broker, if any. In the event any agent or broker other than Landlord's broker, if any, shall make a claim for a commission or fee, Tenant shall be responsible for payment thereof and hereby agrees to indemnify and hold Landlord harmless from such claim for commission or fee.

       27.18 With the exception of Section 6.1, in the event any provision of an exhibit or other page attached hereto shall be inconsistent with a provision in the body of this lease, the provision as set forth in the exhibit shall be deemed to control.

ARTICLE XXVIII.  OCCUPANCY

       28.1 If this lease provides for construction prior to occupancy, Landlord shall be entitled to designate other space comparable to the Demised Premises for occupancy by the Tenant prior to the Commencement Date. Further, Landlord shall be entitled to relocate the Demised Premises to a comparable location in the Building after occupancy by Tenant provided that Landlord pays the costs and expenses of moving Tenant's goods and inventory.

         EXHIBIT(S) A, B, C AND D ATTACHED HERETO ARE HEREBY INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF FOR ALL PURPOSES.

EXECUTED as of the date hereinabove state.

                                  LANDLORD: /s/ Charles E. Brown
                                           -------------------------------
                                  By
                                     -------------------------------------
                                  Title:
                                         ---------------------------------


                                  TENANT: /s/ Randolph Mittasch
                                         ---------------------------------
                                  By:
                                      ------------------------------------
                                  By:
                                     -------------------------------------


------------------------------------
ATTEST or WITNESS


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